Exhibit 99.6

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT (this "Agreement"), dated as of December 2, 2003, is made by and among SBM Financial, LLC (formerly known as State Bond & Mortgage, LLC), a Maryland limited liability company (the "Company"), Mark D. Taylor, in his capacity as Escrow Agent (as those terms are defined herein), and each of the individuals listed on Exhibit A to this Agreement (each a "Noteholder" and collectively the "Noteholders"). The Company, Escrow Agent and the Noteholders may be referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

      Whereas, Geneva Capital Partners LLC ("Geneva") has purchased 7,500,000 shares ("Shares") of 1st Atlantic Guaranty Corporation ("1st Atlantic") from the bankruptcy estate of John Lawbaugh ("Lawbaugh") pursuant to the terms of a Settlement and Release Agreement ("Settlement Agreement") approved by the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court");

      WHEREAS, pursuant to the Settlement Agreement, Geneva agreed to and has caused the Company, its wholly owned indirect subsidiary, to issue to each Noteholder a promissory note (each a "Note" and collectively the "Notes") in the principal amount set forth next to each Noteholder's name on Exhibit A hereto (the "Debt"), and

      WHEREAS, pursuant to the Settlement Agreement, the Notes are to be secured by certain assets of the Company under the terms set forth hereinafter.

            NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

            SECTION 1. Repayment of Debt. The Debt of each Noteholder shall be evidenced by and repaid in accordance with the terms of each Note. This Agreement and the Notes shall be collectively referred to herein as the "Loan Documents."

            SECTION 2. Grant of Pledge. The Company hereby assigns and pledges to the Noteholders as collateral, and hereby grants to each Noteholder, a security interest in (i) all of the Company's right, title, and interest in and to all presently existing rights to 100% of the stock of its wholly-owned subsidiary, SBM Certificate Company ("SBM") (the "Pledged Interest"); (ii) any certificates evidencing such Pledged Interest (including any rights incident thereto) (the "Stock Certificates"); and (iii) subject to Section 9 hereof, all dividends, cash, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in


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exchange for the Pledged Interest or any portion thereof (collectively, the
"Pledged Property"). The Noteholders agree that the Escrow Agent (defined below) shall release five percent (5%) of the Pledged Interest on each payment date under the Notes, provided the Company has paid the amounts then due under the Notes, and provided further that the aggregate amount of SBM shares released pursuant to this provision shall not exceed 49% of all SBM shares placed in escrow. The Company agrees that while any Note remains outstanding, no new shares of SBM will be issued unless immediately after such issuance the percentage of SBM shares that are issued and outstanding and that constitute the Pledged Interest remains the same as it was immediately prior to such issuance. The Company may maintain such percentage by, among other things, substituting collateral pursuant to Section 7 hereof, or accelerating the release of the Pledged Interest by pre-paying one or more installments under the Notes. The Company agrees to cooperate in the release of the Pledged Interest by issuing if necessary, and from time to time, new stock certificate(s) evidencing the SBM shares constituting the Pledged Interest after such release.

            SECTION 3. Security for Obligations. This Agreement and the Pledged Property secure the prompt and complete payment and performance of all obligations of the Company to the Noteholders now or hereafter existing under, in respect of, or in connection with the Loan Documents, (collectively, the "Obligations").

            SECTION 4. Delivery of Stock Certificates. Contemporaneously with the execution of this Agreement, the Company shall deliver the Stock Certificates to Mark D. Taylor (the "Escrow Agent"). The Escrow Agent shall hold and dispose of the Stock Certificates in accordance with the terms of this Agreement.

            SECTION 5. Perfection of Security Interest. The Escrow Agent shall be entitled to take any steps necessary to perfect the Noteholder's first priority security interest in the Pledged Property. The Company shall provide reasonable assistance to the Noteholders with respect to the perfection of the Noteholders' security interest in the Pledged Property.

            SECTION 6. Remedies upon an Event of Default. If an Event of Default (as defined under any Note) shall have occurred and be continuing, upon written notice, certified by any Noteholder, the Escrow Agent shall be entitled, upon written instruction by any Noteholder, to sell the Pledged Property in accordance with the terms of the Maryland Uniform Commercial Code, and distribute the cash proceeds from such sale to each Noteholder on a pro rata basis; provided, however, that any surplus of any cash proceeds obtained by the Escrow Agent in connection therewith and remaining after payment in full of all the Obligations and any expenses of such sale shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus. Escrow Agent shall be entitled to exercise all voting rights with respect to the Shares following an Event of Default and prior to the sale of the Pledged Property. The sale of substantially all of the assets of SBM, not in the ordinary course of business, shall trigger the acceleration of any balances due under the Notes and, if unpaid, shall constitute an Event of Default.

            SECTION 7. Substitution of Pledged Property. The Company shall have the right, at any time, to substitute alternate forms of collateral (the "Substitute Pledged Property") for the release of 100% of the Pledged Property then held in escrow by the Escrow Agent. The


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

Substitute Pledged Property shall be (i) if liquid or readily liquidatable, valued in an amount equal to the amounts then outstanding under the Notes, or
(ii) if illiquid or not readily liquidatable, valued in an amount equal to 150% of the aggregate amount then outstanding under the Notes; provided, however, that all Substitute Pledged Property shall be reasonably acceptable to Mark D. Taylor, the representative of the Noteholders designated for approval of such matters. Upon substitution of the Pledged Property in accordance with this
Section 7, the Substitute Pledge Property shall be held by the Escrow Agent as if "Pledged Property" in accordance with the terms of this Agreement and the Escrow Agreement.

            SECTION 8. Further Assurances. From time to time, at its own expense, each Party will promptly execute and deliver any further instruments or documents, and take any further action that may be reasonably necessary or desirable to carry out the purposes of this Agreement.

            SECTION 9. Voting Rights; Dividends; etc.

                  So long as no Event of Default shall have occurred and be continuing:

                  (i) the Company shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications in respect of the Pledged Property) pertaining to the Pledged Property or any part thereof; and

                  (ii) the Company shall be entitled to receive and retain any and all distributions, ordinary dividends, and interest paid in respect of the Pledged Property; provided, however, that any and all:

                        (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Pledged Property; and

                        (B) dividends hereafter paid or payable in cash in respect of any Pledged Property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus, or paid-in-surplus;

                        shall be, and shall be forthwith delivered to the Escrow Agent to hold as, Pledged Property and shall, if received by the Company, be received in trust for the benefit of the Noteholders, be segregated from the other property or funds of the Company, and be forthwith delivered to the Escrow Agent as Pledged Property in the same form as so received (with any necessary endorsement).


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

                  (iii) Cash paid, payable, or otherwise distributed in
                        redemption of, or in exchange for, any Pledged Property shall be forthwith delivered to the Noteholders, on a pro rata basis, as payment against amounts due under the Notes.

                  (iv) The Escrow Agent shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other rights which it is entitled to exercise and to receive the dividends, interest payments, or other distributions that it is authorized to receive and retain.

            SECTION 10. Transfers and Other Liens. The Company shall not sell, assign (by operation of law or otherwise), or otherwise dispose of any of the Pledged Property, or create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Property to secure obligations to any other person. Notwithstanding the foregoing, the Company shall have the right to sell, assign, pledge, or otherwise dispose of any of the Pledged Property, without the consent of the Noteholders, so long as all of the Notes are paid in full in connection with such sale, assignment, pledge or disposition of the Pledged Property.

            SECTION 11. Escrow Agent Action in Event of Default. The Company and the Noteholders hereby authorize Escrow Agent from time to time after the occurrence and during the continuation of an Event of Default, in Escrow Agent's discretion, to take any action and to execute any instrument that Escrow Agent may deem necessary or advisable to accomplish the purposes of this Agreement to the extent permitted by law, including without limitation the Maryland Uniform Commercial Code.

            SECTION 12. Escrow Agent May Perform. If the Company or the Noteholders fail to perform any of their respective obligations under this Agreement, Escrow Agent may itself perform, or cause performance of such obligation, and the reasonable expenses of Escrow Agent incurred in connection therewith shall be payable by the Company or the Noteholders, as the case may be and, in the case of the Company, shall constitute Obligations secured hereunder.

            SECTION 13. Duties of Escrow Agent. The powers conferred on Escrow Agent hereunder are solely to protect the Noteholders' interest in the Pledged Property and shall not impose any additional duty upon Escrow Agent to exercise any such powers.

            SECTION 14. Possession; Reasonable Care; Indemmification. Escrow Agent shall hold in its possession all Pledged Property pledged, assigned, or transferred hereunder and from time to time constituting a portion of the Pledged Property, except as from time to time any documents or instruments may be required for recordation or for the purpose of enforcing or realizing upon any right or value thereby represented. Escrow Agent shall exercise reasonable


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

care in the performance of its duties hereunder and shall not be liable for a breach of its duties hereunder except in those instances resulting from the Escrow Agent's gross negligence or willful misconduct. The Company shall indemnify the Escrow Agent for any and all claims, liabilities, or expenses (including reasonable attorney's fees), incurred as a result of any failure by the Company to perform or abide by any of its respective obligations under this Agreement. The Noteholders shall indemnify the Escrow Agent for any and all claims, liabilities, or expenses (including reasonable attorney's fees), incurred as a result of any failure by the Noteholders to perform or abide by any of their respective obligations under this Agreement.

            SECTION 15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Property and shall (i) remain in full force and effect until payment in full of the Obligations; (ii) be binding upon the Company, its successors and assigns; and (iii) inure to the benefit of the Noteholders and their permitted successors, transferees and assigns. The foregoing notwithstanding, however, neither Party shall be permitted to assign or otherwise transfer any of its rights or obligations under the Loan Documents without first obtaining the written consent of the other Party.

            SECTION 16. Escrow Agent Compensation; Replacement. Escrow Agent shall be entitled to reasonable compensation, at his then prevailing hourly rate, for taking actions hereunder. Except as may otherwise be provided hereunder, (i) the Company shall be responsible for paying any such compensation due to Escrow Agent resulting from actions taken with respect to matters caused by the Company, and (ii) the Noteholders shall be responsible for paying any such compensation due to Escrow Agent resulting from actions taken with respect to matters caused by the Noteholders . In the event Escrow Agent no longer is able or willing to serve as such, the Escrow Agent shall deliver the Pledged Property to a court of competent jurisdiction and request that court to appoint a new Escrow Agent, unless the other Parties reach a mutual written agreement as to the Escrow Agent's successor within a reasonable amount of time after receiving written notice of the Escrow Agent's inability or unwillingness to serve.

            SECTION 17. Termination. Upon the indefeasible cash payment in full of the Obligations, the pledge and security interest granted hereby shall terminate and all rights in the Pledged Property shall revert to the Company. Upon such termination, Escrow Agent or any Noteholder, as applicable, shall execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination.

            SECTION 18. General Provisions.

            (a) Limitation by Law. All rights, remedies, and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of law, and all of the provisions of this Agreement are intended (i) to be subject to all applicable mandatory provisions of law which may be controlling, and
      (ii) to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.


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

            (b) Severability. If any term of this Agreement shall be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, and the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein. Each covenant contained in this Agreement shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

            (c) Captions. The captions and headings in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Agreement.

            (d) No Waiver; Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            (e) Amendments. No modification, amendment, waiver, termination, or discharge of this Agreement or any of the provisions hereof, nor any consent to any departure by the Company herefrom, shall in any event be effective unless the same shall be in writing and signed by all Parties, and then such writing shall be effective only in the specific instance and for the specific purpose for which given.

            (f) Final Agreement. This Agreement and the Notes represent the full and entire understanding and final agreement between the Parties and supersedes the Term Sheet and all other prior understandings, negotiations and prior agreements between the Noteholders and the Company with regard to the subjects hereof.

            (g) Notices.

                  (i) All notices and other communications provided for hereunder shall be in writing (including, without limitation, telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, to the addresses set forth below, or to such other address as shall be designated in a written notice to the other Party.

                  Company:      _______________________
                                _______________________
                                _______________________
                                Tel:   ________________
                                Fax:   ________________
                                Attn:  ________________


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

                                with a copy to:

                                Baker Botts L.L.P.
                                The Warner
                                1299 Pennsylvania Avenue, N.W.
                                Washington, D.C. 20004-2400
                                Tel:  (202) 639-7789
                                Fax:  (202) 639-7890
                                Attn: Nik Patel, Esq.

                  Noteholders:  _______________________
                                _______________________
                                _______________________
                                Tel:   ________________
                                Fax:   ________________
                                Attn:  ________________

                  Escrow Agent: _______________________
                                _______________________
                                _______________________
                                Tel:   ________________
                                Fax:   ________________
                                Attn:  ________________

                  (ii) All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company or delivered by hand to the addressee or its agent.

            (h) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of Maryland, without regard to principles of conflict of laws

            (i) Jurisdiction; Venue. Any legal action or proceeding with respect to the Loan Documents, or any document related thereto may be brought in any Maryland state court or federal court located in the State of Maryland, and by execution and delivery of this Agreement, the Parties hereby submit themselves, and their property, generally and unconditionally, to the jurisdiction of aforesaid courts. Each Party hereby irrevocably waives any objection, including without limitation, any objection to venue or based on forum non conveniens, which it may now or hereafter have to the bringing of such action or proceeding in such respective jurisdictions.


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

            (j) No Third Party Beneficiaries. Nothing in this Agreement shall convey any rights upon any person or entity that is not a Party or permitted designee of a Party to this Agreement.

            (k) Waiver of Jury Trial. Each of the Parties waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with the Loan Documents, or any course of conduct, course of dealing, verbal or written statement, or action of any party hereto.

            (l) Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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            IN WITNESS WHEREOF, the Parties hereto caused this Agreement to be duly executed and delivered as of the date first above written.

SBM FINANCIAL, LLC

By: /s/ Trey Stafford
    ----------------------
Name: Trey Stafford
Title: CFO


ESCROW AGENT

By: /s/ Mark D. Taylor
    ----------------------
Name: Mark D. Taylor
Title: Escrow Agent

NOTEHOLDERS


/s/ Thelma W. Forky                     /s/ Martha Keys
--------------------------------        --------------------------------
Thelma Forkey                           Martha Keys


/s/ John D. Doljac                      /s/ james Tolley
--------------------------------        --------------------------------
John Doljac                             James Tolley


/s/ Robert G. Brown                     /s/ Katherine Doljac
--------------------------------        --------------------------------
Robert Brown                            Katherine Doljac


/s/ Peggy Hawkins by Kevin Hawkins POA
--------------------------------------
Peggy Hawkins


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

                                    EXHIBIT A

                                                         Principal
                    Individual                             Amount
                    ----------                             ------
            Peggy Hawkins                              $  990,000.00
            John and Katherine Doljac                  $   84,699.95
            John Doljac                                $   18,707.38
            James Tolley                               $   22,310.27
            Thelma Forkey                              $  137,754.06
            Martha Keys                                $   67,821.74
            Martha Keys                                $    3,438.85
            Robert Brown                               $  241,805.68
            Katherine Doljac                           $   50,233.96
                                                       -------------

                      Total:                           $1,616,771.89


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